General Motors Company CY 2013 Results February 6, 2014 Exhibit 99.2

Forward-Looking Statements In this presentation and in related comments by our management, our use of the words “expect,” “anticipate,” “possible,” “potential,” “target,” “believe,” “commit,” “intend,” “continue,” “may,” “would,” “could,” “should,” “project,” “projected,” “positioned,” “outlook” or similar expressions is intended to identify forward-looking statements that represent our current judgment about possible future events. We believe these judgments are reasonable, but these statements are not guarantees of any events or financial results, and our actual results may differ materially due to a variety of important factors. Among other items, such factors may include: our ability to realize production efficiencies and to achieve reductions in costs as a result of our restructuring initiatives and labor modifications; our ability to maintain quality control over our vehicles and avoid material vehicle recalls; our ability to maintain adequate financing sources, including as required to fund our planned significant investment in new technology; our ability to successfully integrate Ally Financial’s International Operations; the ability of our suppliers to timely deliver parts, components and systems; our ability to realize successful vehicle applications of new technology; overall strength and stability of our markets, particularly outside of North America and China; our ability to remain competitive in Korea and our ability to continue to attract new customers, particularly for our new products. GM's most recent annual report on Form 10-K and quarterly reports on Form 10-Q provide information about these and other factors, which we may revise or supplement in future reports to the SEC. 1

2013 CY Performance 2 Note: EBIT- Adjusted includes GM Financial on an Earnings Before Tax - Adjusted (EBT-Adjusted) basis * See Adjusted Automotive Free Cash Flow reconciliation in Supplemental Financial Information slide S6 CY 2012 CY 2013 vs. CY 2012 Global Deliveries 9.3M 9.7M Global Market Share 11.5% 11.5% - Net Revenue $152.3B $155.4B Net Income to Common Stockholders $4.9B $3.8B Net Cash from Operating Activities - Automotive $9.6B $11.0B EBIT- Adjusted $7.9B $8.6B - GMNA $6.5B $7.5B - GME $(1.9)B $(0.8)B - GMIO $2.5B $1.2B - GMSA $0.5B $0.3B - GM Financial $0.7B $0.9B Adjusted Automotive Free Cash Flow * $4.3B $3.7B Favorable Unfavorable

2013 CY Highlights 3 • Cadillac Fastest-Growing Full-line Luxury Brand • Best Sales Year in Buick History • Record Chevrolet Sales • First Opel/Vauxhall European Share Increase in 14 Years • Higher Retail Share and Record ATPs in the United States • Record China Sales • Achieved Investment Grade Rating

Summary of CY 2013 Results 4 Note: EBIT- Adjusted includes GM Financial on an EBT-Adjusted basis CY CY 2012 2013 Net Revenue ($B) 152.3 155.4 Operating Income ($B) (30.4) 5.1 Net Income to Common Stockholders ($B) 4.9 3.8 EPS – Diluted ($/Share) 2.92 2.38 Net Cash from Operating Activities – Automotive ($B) 9.6 11.0 EBIT- Adjusted ($B) 7.9 8.6 EBIT- Adjusted % Revenue 5.2% 5.5% Adjusted Automotive Free Cash Flow ($B) 4.3 3.7 GAAP Non- GAAP

6.5 (1.9) 2.5 0.5 0.7 (0.4) 7.9 7.5 (0.8) 1.2 0.3 0.9 (0.5) 8.6 GMNA GME GMIO GMSA GM Financial* Corp. / Elims Total GM CY 2012 CY 2013 EBIT- Adjusted ($B) 5 2013 CY EBIT- Adjusted * GM Financial at an EBT-Adjusted basis

7.9 8.6 (0.4) (1.4) 0.1 2.4 0.0 EBIT-Adj Volume Mix Price Cost Other EBIT-Adj 6 Consolidated EBIT- Adj. – CY 2012 vs. CY 2013 Note: EBIT- Adjusted includes GM Financial on an EBT-Adjusted basis ($B) CY 2012 CY 2013 $0.7B Increase

7 Impact of Special Items * Included in Operating Income Note: Results may not foot due to rounding Q4 Q4 CY CY 2012 2013 2012 2013 Net Income to Common Stockholders ($B) 0.9 0.9 4.9 3.8 EPS – Diluted ($/Share) 0.54 0.57 2.92 2.38 Included in Above ($B): Impairment Charges of Property and Intangible Assets* (5.2) (0.8) (5.2) (0.8) Costs Related to Exit of Chevrolet Brand in Europe* - (0.7) - (0.7) Goodwill Impairment Charges* (26.2) (0.4) (26.9) (0.4) Pension Settlement Charges* (2.2) 0.0 (2.2) 0.0 Gain on Sale of Equity Investment in PSA - 0.2 - 0.2 Tax Settlements - 0.5 - 0.5 Gain on Sale of Equity Investment in Ally Financial - 0.5 - 0.5 GM Korea Wage Litigation* (0.4) 0.6 (0.3) 0.6 Insurance Recoveries 0.1 - 0.1 0.0 GM Korea Preferred Shares Acquisition (0.2) - (0.2) (0.2) Venezuela Currency Devaluation* - - - (0.2) Loss on Purchase of Series A Preferred - - - (0.8) Deferred Tax Valuation Allowance Released 34.9 - 34.9 - Premium to Purchase Common Stock from UST* (0.4) - (0.4) - Impairment Charge Related to Investment in PSA (0.2) - (0.2) - Loss on GM Strasbourg Sale (0.1) - (0.1) - Total Impact Net Income to Common Stockholders ($B) 0.1 (0.2) (0.5) (1.3) Total Impact EPS – Diluted ($/Share) 0.06 (0.10) (0.32) (0.80)

Summary of Q4 2013 Results 8 Note: EBIT- Adjusted includes GM Financial on an EBT-Adjusted basis Q4 Q4 2012 2013 Net Revenue ($B) 39.3 40.5 Operating Income ($B) (34.8) 0.2 Net Income to Common Stockholders ($B) 0.9 0.9 EPS – Diluted ($/Share) 0.54 0.57 Net Cash from Operating Activities – Automotive ($B) 0.5 2.8 EBIT- Adjusted ($B) 1.2 1.9 EBIT- Adjusted % Revenue 3.2% 4.7% Adjusted Automotive Free Cash Flow ($B) 1.1 1.1 GAAP Non- GAAP

1.1 (0.8) 0.7 0.1 0.1 (0.1) 1.2 1.9 (0.3) 0.2 0.0 0.2 (0.1) 1.9 GMNA GME GMIO GMSA GM Financial* Corp. / Elims Total GM Q4 2012 Q4 2013 EBIT- Adjusted ($B) 9 Q4 2013 EBIT- Adjusted * GM Financial at an EBT-Adjusted basis Note: Results may not foot due to rounding

Revenue ($B) 39.3 36.9 39.1 39.0 40.5 Op r. Inc % Rev (88.5)% 2. % 4.5% 5.8% 0.4% EBIT- Adj. % Rev 3.2% 4.8 5.8 6. 4.7 Wholesale (000’s) 1,672 1,554 1,631 1,577 1,651 Global Share 1.6% 1.4% 1.5% 1.6% 1.4% 1.2 1.8 2.3 2.6 1.9 0.0 1.0 2.0 3.0 4.0 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Consolidated EBIT- Adjusted ($B) Note: EBIT- Adjusted includes GM Financial on an EBT-Adjusted basis 10 * Excludes China JVs *

1.2 1.9 (0.3) (0.5) 0.0 1.4 0.0 EBIT-Adj Volume Mix Price Cost Other EBIT-Adj 11 Consolidated EBIT- Adj. – Q4 2012 vs. Q4 2013 Note: EBIT- Adjusted includes GM Financial on an EBT-Adjusted basis. Results may not foot due to rounding ($B) Q4 2012 Q4 2013 $0.7B Increase

Key GMNA Performance Indicators Note: Incentive & ATP Information Based on J.D. Power and Associates Power Information Network (PIN) data 12

1.1 1.4 2.0 2.2 1.9 (1.0) 0.0 1.0 2.0 3.0 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Revenue ($B) 22.8 23.0 23.5 23.5 25.1 EBIT- Adj. % Rev 5.0% 6.2% 8.4% 9.3% 7.5% U.S. Dealer Inv (000’s) 717 744 708 670 748 Wholesale (000’s) 826 829 809 775 863 North America Share 16.6% 17.1% 17.3% 16.7% 16.7% GMNA EBIT- Adjusted ($B) 13

1.1 1.9 (0.3) (0.5) 0.3 1.2 0.1 EBIT-Adj Volume Mix Price Cost Other EBIT-Adj GMNA EBIT- Adj. – Q4 2012 vs. Q4 2013 14 ($B) Q4 2012 Q4 2013 $0.7B Increase Note: Results may not foot due to rounding

Revenue ($B) 5.2 4.8 5.2 4.9 5.3 EBIT- Adj. % Rev (14.6)% (3.6)% (2.1)% (4.4)% (6.5)% Wholesale (000’s) 269 249 276 253 269 Europe Share 8.3% 8.2% 8.5% 8.6% 7.9% (0.8) (0.2) (0.1) (0.2) (0.3) (1.0) 0.0 1.0 2.0 3.0 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 GME EBIT- Adjusted ($B) 15 * Includes Chevrolet Europe *

GME EBIT- Adj. – Q4 2012 vs. Q4 2013 16 Note: Results may not foot due to rounding ($B)

0.3 0.4 0.6 (1.0) 0.0 1.0 2.0 3.0 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013Revenue ($B) 6.3 4.8 5.3 5.3 4.9 EBIT-Adj. margin from consolidated operations 3.9% (1.4)% (3.6)% (2.8)% (2.2)% Total China JV NI/Rev 9.1% 11.7% 9.4% 9.4% 7.6% Wholesale (000’s) 297 243 268 267 259 Note: China JV wholesale 765 841 772 761 865 IO Share 9.8% 9.5% 9.3% 9.5% 9.8% GMIO EBIT- Adjusted ($B) 17 0.7 (1) Excludes equity income and non-controlling interest adjustment (2) Revenue not consolidated in GM results, pro-rata share of earnings reported as equity income (3) Excludes China JVs (4) Excludes Chevrolet Europe and Russia 0.5 Equity Income 0.2 0.3 0.2 (3) (1) (2) (4)

0.7 0.2 (0.2) (0.2) (0.1) (0.1)0.1 EBIT-Adj Volume Mix Price Cost Other EBIT-Adj GMIO EBIT- Adj. – Q4 2012 vs. Q4 2013 18 ($B) Q4 2012 Q4 2013 $0.5B Decrease

Revenue ($B) 4.4 3.7 4.3 4.4 4.1 EBIT- Adj. % Rev 3.0% (1.0)% 1.3% 6.5% 0.7% Wholesale (000’s) 280 233 278 282 260 South America Share 17.7% 17.2% 17.2% 17.7% 17.8% 0.1 0.0 0.1 0.3 0.0 0.0 1.0 2.0 3.0 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 GMSA EBIT- Adjusted ($B) 19

0.1 0.0 (0.1) (0.1) (0.3) 0.1 0.3 EBIT-Adj Volume Mix Price Cost Other EBIT-Adj GMSA EBIT- Adj. – Q4 2012 vs. Q4 2013 20 ($B) Q4 2012 Q4 2013 $0.1B Decrease

($B) Q4 2012 Q4 2013 Net Income to Common Stockholders 0.9 0.9 Adjusted for Non-Controlling Interests, Preferred Dividends & Undistributed Earnings Allocated to Series B 0.1 0.1 Deduct Non-Auto (GM Financial) (0.2) (0.1) Automotive Income 0.8 0.9 Non-Cash Special Items (0.3) 0.2 Depreciation and Amortization* 1.6 1.5 Working Capital* 1.5 0.2 Pension / OPEB – Cash in Excess of Expense* (2.5) (0.3) Other* (0.5) 0.2 Automotive Net Cash Provided/(Used) Operating Activities 0.5 2.8 Capital Expenditures (2.1) (1.8) Salaried Pension Settlement Contribution 2.3 - Premium to Purchase Common Stock from UST 0.4 - Interest Paid - Canadian Health Care Trust Debt Prepayment - 0.2 Adjusted Automotive Free Cash Flow 1.1 1.1 Adjusted Automotive Free Cash Flow 21 * Excludes impact of non-cash special items Note: Results may not foot due to rounding

Dec. 31 Sep. 30 Dec. 31 ($B) 2012 2013 2013 Cash & Current Marketable Securities 26.1 26.8 27.9 Available Credit Facilities(1) 11.1 10.5 10.4 Available Liquidity 37.2 37.3 38.3 Key Obligations: Debt 5.2 8.4 7.1 Series A Preferred Stock 5.5 3.1 3.1 U.S. Pension Underfunded Status(2) 14.0 13.7 7.3 Non-U.S. Pension Underfunded Status(2)(3) 13.8 13.6 12.4 Unfunded OPEB(2) 7.8 7.3 6.3 Key Automotive Balance Sheet Items 22 (1) Excludes uncommitted facilities (2) September 30, 2013 balances are rolled forward and do not reflect remeasurement, except for U.S. salaried OPEB life insurance plan (3) Non-U.S. represents GM Automotive Only. Excludes $0.1B GMF liability

106 91 109 94 84 68 79 64 22 12 25 14 28 14 20 7 Global US Global US Global US Global US Assets Underfunded Global and U.S. Pensions Update 23 ($B) 2010 2011 2012 2013 128 103 134 109 111 82 99 71 Note: Results may not foot due to rounding Pension Obligation, Assets and Underfunded Level

Q4 Q4 Q4 Q4 GM Sales Penetrations 2012 2013 2012 2013 U.S. Subprime APR (<=620) 7.2% 7.2% 5.4% 5.9% U.S. Lease 14.7% 20.8% 22.9% 25.8% Canada Lease 6.1% 20.4% 21.4% 22.7% GM / GM Financial Linkage GM as % of GM Financial Loan and Lease Originations* (GM New / GMF Loan & Lease) GMF as % of GM U.S. Subprime & Lease 21% 19% GM Financial Performance* GM Financial Credit Losses (annualized net credit losses as % avg. consumer finance receivables) EBT - Adj. ($M) 146 225 3.3% 2.1% Industry Avg. (Excl. GM) 43% 73% * Includes International Operations purchased in Q3 2013; Q3 2012 reflects North American operations only GM Financial 24 Note: GM Sales Penetrations based on JD Power PIN * Includes International Operations purchased in Q2 & Q4 2013; Q4 2012 reflects North American operations only

2014 Q1 Considerations • Q1 earnings not aligned with typical seasonal trend – Restructuring costs – Weaker GMSA results due primarily to reduced production in Venezuela – Higher marketing costs related to launch activities – Volume and mix headwinds in GMIO related to full-size truck and full-size SUV launch in Middle East operations 25

2014 Quarterly Earnings Cadence Note: Not to Scale 26

2014 CY Outlook Unchanged • Taking advantage of strength in North America and China to fund restructuring elsewhere – Core operating performance remains on plan – Significant FX challenges, partially offset with price – GMF earnings flat • Total EBIT-Adj. to be modestly improved – Improved underlying operating performance more than offsetting increased restructuring expense – EBIT-Adj. margin similar to last year • Restructuring estimated at ~$1.1B in 2014 27

General Motors Company Select Supplemental Financial Information

Q4 Q1 Q2 Q3 Q4 (000’s) 2012 2013 2013 2013 2013 North America 736 761 880 808 785 Europe 374 373 425 387 371 Chevrolet in Europe 137 112 140 137 119 International Operations 968 992 925 930 1,040 China 754 816 751 745 848 South America 265 235 262 273 268 Brazil 169 141 164 171 174 Global Deliveries 2,342 2,361 2,493 2,398 2,463 Global Deliveries Note: GM deliveries include vehicles sold around the world under GM and JV brands and through GM-branded distribution network S1 * * International Operations deliveries excludes Chevrolet Europe and Russia. Note: Results may not foot due to rounding

Q4 Q1 Q2 Q3 Q4 2012 2013 2013 2013 2013 North America 16.6% 17.1% 17.3% 16.7% 16.7% U.S. 17.1% 17.7% 17.9% 17.3% 17.2% Europe 8.3% 8.2% 8.5% 8.6% 7.9% Germany 6.8% 7.3% 7.7% 7.7% 6.9% U.K. 12.3% 11.7% 11.7% 10.8% 12.3% Russia 9.4% 9.0% 8.7% 9.4% 9.1% International Operations 9.8% 9.5% 9.3% 9.5% 9.8% China 14.5% 15.1% 13.9% 14.4% 13.9% South America 17.7% 17.2% 17.2% 17.7% 17.8% Brazil 16.7% 17.0% 17.0% 17.4% 17.6% Global Market Share 11.6% 11.4% 11.5% 11.6% 11.4% Global Market Share Note: GM market share includes vehicles sold around the world under GM and JV brands and through GM-branded distribution network. Market share data excludes the markets of Cuba, Iran, North Korea, Sudan and Syria S2 (1) Europe share includes Chevrolet Europe (2) International Operations share excludes Chevrolet Europe and Russia (1) (2)

Operating Income Walk to EBIT- Adjusted S3 Note: EBIT-Adj. includes GM Financial on an EBT-Adjusted basis. Results may not foot due to rounding Q4 Q4 CY CY 2012 2013 2012 2013 Operating Income (34.8) 0.2 (30.4) 5.1 Equity Income 0.4 0.4 1.6 1.8 Non-Controlling Interests 0.2 0.0 0.1 0.0 Non-Op rating Income 0.0 0.7 0.5 0.8 Special Items 35.4 0.7 36.1 0.8 EBIT- Adjusted 1.2 1.9 7.9 8.6 ($B)

Reconciliation of EBIT- Adjusted

($B)	Q4 2012	Q4 2013	CY 2012	CY 2013
Net Income to Common Stockholders	**0.9**	**0.9**	**4.9**	**3.8**
Add Back:				
Undistributed earnings allocated to Series B (Basic)	0.1	-	0.5	-
Dividends on Preferred Stock	0.2	0.1	0.9	0.8
Interest Expense / (Income)	0.0	0.1	0.1	0.1
Income Tax Expense / (Benefit)	(35.6)	0.1	(34.8)	2.1
Gain/Loss on Extinguishment of Debt	0.2	-	0.2	0.2
Special Items:				
Impairment Charges of Property and Intangible Assets*	5.5	0.8	5.5	0.8
Costs Related to Exit of Chevrolet Brand in Europe*	-	0.6	-	0.6
Goodwill Impairment Charges*	26.4	0.4	27.1	0.4
Pension Settlement Charges*	2.6	0.1	2.7	0.1
Gain on Sale of Equity Investment in PSA	-	(0.2)	-	(0.2)
Gain on Sale of Equity Investment in Ally Financial	-	(0.5)	-	(0.5)
GM Korea Wage Litigation*	0.4	(0.6)	0.3	(0.6)
Loss on Purchase of Series A Preferred	-	-	-	0.8
Venezuela Currency Devaluation*	-	-	-	0.2
GM Korea Preferred Shares Acquisition	(0.1)	-	(0.1)	(0.1)
Insurance Recoveries	(0.1)	-	(0.2)	0.0
Premium to Purchase Common Stock from UST*	0.4	-	0.4	-
Impairment Charge Related to Investment in PSA	0.2	-	0.2	-
Loss on GM Strasbourg Sale	0.1	-	0.1	-
EBIT- Adjusted	**1.2**	**1.9**	**7.9**	**8.6**

** Included in Operating Income*

Note: EBIT-Adj. includes GM Financial on an EBT-Adjusted basis. Results may not foot due to rounding

S4

Restructuring (not included in special items) S5 Note: Results may not foot due to rounding Q4 Q1 Q2 Q3 Q4 ($B) 2012 2013 2013 2013 2013 GMNA 0.0 0.0 0.0 0.0 0.0 GME (0.1) 0.0 0.0 0.0 (0.1) GMIO (0.1) 0.0 0.0 (0.1) (0.1) GMSA 0.0 0.0 0.0 0.0 0.0 Total (0.2) (0.1) (0.1) (0.1) (0.2)

Adjusted Automotive Free Cash Flow S6 * Excludes impact of non-cash special items Note: Results may not foot due to rounding ($B) CY 2012 CY 2013 Net Income to Common Stockholders 4.9 3.8 Adjusted for Non-Controlling Interests, Preferred Dividends, Series A Redemption & Undistributed Earnings Allocated to Series B 1.3 1.6 Deduct Non-Auto (GM Financial) (0.6) (0.6) Automotive Income 5.6 4.7 Non-Cash Special Items 0.5 0.6 Depreciation and Amortization* 5.9 5.7 Working Capital* (0.7) (0.5) Pension / OPEB – Cash in Excess of Expense* (3.2) (0.9) Other* 1.5 1.3 Automotive Net Cash Provided/(Used) Operating Activities 9.6 11.0 Capital Expenditures (8.1) (7.5) Salaried Pension Settlement Contribution 2.3 0.1 Premium to Purchase Common Stock from UST 0.4 - Interest Paid - Canadian Health Care Trust Debt Prepayment - 0.2 Adjusted Automotive Free Cash Flow 4.3 3.7

Q4 Q4 ($M) 2012 2013 Earnings Before Tax - Adjusted 146 225 Total Loan and Lease Originations 1,481 3,917 GM as % of GM Financial Loan and Lease Originations 43% 73% Commercial Finance Receivables 560 6,050 Consumer Finance Receivables 10,993 23,250 Consumer Finance Delinquencies (>30 days) 8.2% 5.8% Annualized Net Credit Losses as % of Avg. Consumer Finance Receivables 3.3% 2.1% GM Financial – Key Metrics S7 (1) (3) (2) (1) Includes International Operations purchased in Q2 & Q4 2013; Q4 2012 reflects North American operations (2) Excludes $46M and $650M for Q4 2012 and Q4 2013, respectively, in outstanding loans to dealers that are majority-owned and consolidated by GM in connection with our commercial lending program (3) Excludes consumer finance receivables in repossession